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                                                                   Exhibit 10.15
                                                                  EXECUTION COPY



                       EXECUTIVE SUBSCRIPTION AGREEMENT
                       --------------------------------


          THIS EXECUTIVE SUBSCRIPTION AGREEMENT is made as of December 31, 1999 by and between Duane Lammers, an individual resident of Indiana ("Lammers"), and
                                                                  -------
Nexstar Broadcasting Group, Inc., a Delaware corporation (the "Company").
                                                               -------

          The Company desires to provide to Lammers as its Vice President-Sales and Marketing, Class C-2 Interests in Nexstar Broadcasting Group, L.L.C., a Delaware limited liability company (the "LLC") on the terms and conditions set
                                         ---
forth in this Agreement.

          Previously, Lammers became party to (a) an Executive Employment Agreement dated as of January 5, 1998 and as amended on the date hereof between Lammers and the Company (as in effect from time to time, the "Employment
                                                              ----------
Agreement"), (b) the Amended and Restated Limited Liability Company Agreement
---------
dated as of January 5, 1998 (as in effect from time to time, the "LLC
                                                                  ---
Agreement") among the members of the LLC, and (c) the Second Amended and
---------
Restated Investors Agreement dated as of January 5, 1998 (as in effect from time to time, the "Investors Agreement") among the LLC and its members.
              -------------------

          In consideration of the mutual promises set forth herein and the mutual benefits to be derived from this Agreement, the parties hereto, intending to be legally bound, hereby agree as follows:

          1.   Equity Interests.
               ----------------

          (a) Contemporaneous with the execution and delivery of this Agreement, Lammers has voluntarily elected to purchase 3,110 Class C-2 Interests of the LLC (the "Class C-2 Interests") at $.3856 per interest
                                -------------------
     (for an aggregate purchase price of $1,199.22 for such Class C-2
     Interests).

          (b) If Lammers' employment with the Company is terminated, except as contemplated by Paragraph 3(a) [Death] of the Employment Agreement or Paragraph 3(c) [Consolidation, Merger or Comparable Transaction] of the Employment Agreement, then the LLC will have the right, exercisable at any time within ninety (90) days after the date of termination of employment, to repurchase for cash the percentage of the aggregate amount of all of Lammers' Class C-2 Interests at Lammers' original purchase price for such Class C-2 Interests, in accordance with the following schedule:
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                                                        Percentage of
                                                   Interests Which May be
                                                        Repurchased
                                                   ----------------------

     Termination Before January 1, 2000                      100%

     Termination On or After January 1, 2000
     But Before January 1, 2001                               90%

     Termination On or After January 1, 2001
     But Before January 1, 2002                               70%

     Termination On or After January 1, 2002
     But Before January 1, 2003                               50%

     Termination On or After January 1, 2003
     But Before January 1, 2004                               25%

     Termination On or After January 1, 2004                   0%

     If Lammers' employment is terminated pursuant to Paragraph 3(a) or 3(c) of the Employment Agreement, then the LLC's right to purchase Lammers' Class C-2 Interests pursuant to this Paragraph 1(b) will automatically terminate.

          (c) The closing for any purchase and sale of Class C-2 Interests pursuant to Paragraph 1(b) will be at the principal executive offices of the Company at a mutually acceptable time, but in no event more than thirty
     (30) days after the date an option to purchase is exercised; provided that
                                                                  --------
     to the extent such purchase is prohibited under the Company's, the LLC's or any of their respective subsidiaries' debt financing agreements, such purchase will occur not more than thirty (30) days after the date on which all such prohibitions will have been waived or removed.

          (d) Appropriate legends will be placed on any certificate representing any of Lammers' Class C-2 Interests referencing the rights, restrictions and obligations of the LLC with regard to such Interests.

          (e) For purposes of this Agreement, references to Lammers' Class C-2 Interests will be deemed to include any Interests of such type directly or indirectly transferred by Lammers to any of Lammers' Permitted Transferees (as that term is defined in the Investors Agreement).

          2.   Entire Agreement. This instrument, the Employment Agreement, the
               ----------------
LLC Agreement and the Investors Agreement embody the entire agreement between the parties hereto with respect to Lammers' employment with the Company, and there have been and are no other agreements, representations or warranties between the parties regarding such matters.

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          3.   No Assignment. This Agreement will not be assigned by Lammers
               -------------
without the prior written consent of the Company and any attempted assignment without such prior written consent will be null and void and without legal effect; provided that in the case of Lammers' death or disability this Agreement
        --------
may be enforced by Lammers' executors, personal representatives or guardians, to the extent applicable. This Agreement will not be assigned by the Company without the prior written consent of Lammers except to any other person or entity which may acquire or conduct the business of the Company, the LLC and/or their respective subsidiaries.

          4.   Notices. All notices, requests, demands and other communications
               -------
hereunder will be deemed to have been duly given when (i) delivered by hand or if mailed, by certified or registered mail, with postage prepaid; (ii) hand delivered; or (iii) sent overnight mail or overnight courier:

          (a) If to Lammers, then to Duane Lammers, c/o Nexstar Broadcasting Group, Inc., The Meadows, Suite 7D, Terre Haute, IN 47808, or as Lammers may otherwise specify by prior written notice to the Company; and

          (b) If to the Company, then c/o: Nexstar Broadcasting Group, Inc., 200 Abington Executive Park, Suite 201, Clarks Summit, PA 18411, Attention:
     Perry A. Sook or as the Company may otherwise specify by prior written notice to Lammers.

          5.   Amendment; Modification. This Agreement will not be amended,
               -----------------------
modified or supplemented other than in a writing signed by the parties hereto.

          6.   Counterparts. This Agreement may be executed in two or more
               ------------
counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument.

          7.   Headings. The headings in the Paragraphs of this Agreement are
               --------
inserted for convenience only and will not constitute a part of this Agreement.

          8.   Severability. The parties agree that if any provision of this
               ------------
Agreement will under any circumstances be deemed invalid or inoperative, the Agreement will be construed with the invalid or inoperative provision deleted, and the rights and obligations of the parties will be construed and enforced accordingly.

          9.   Governing Law. This Agreement will be governed by and construed
               -------------
in accordance with the internal law of the State of Delaware without giving effect to any choice of law or conflict provision or rule that would cause the laws of any jurisdiction other than the State of Delaware to be applied.

          10.  Legal Fees. In the event of any litigated dispute between or
               ----------
among any of the parties to this Agreement, the reasonable legal fees and expenses of the party successful in such dispute (whether by way of a decision by a court or other tribunal) will be paid promptly by the unsuccessful party upon presentation by the successful party of an invoice therefor.

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

          11.  Representations. Lammers represents and warrants to the Company
               ---------------
that Lammers is not a party to or bound by any employment agreement, noncompete agreement or confidentiality agreement with any person or entity (other than the Employment Agreement).

          12.  Strict Construction. The parties to this Agreement have
               -------------------
participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties, and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

          13.  Binding Arbitration.
               -------------------

          (a)  Generally. The arbitration procedures described in this Paragraph
              ---------
     13 will be the sole and exclusive method of resolving and remedying claims under this Agreement ("Disputes"); provided that nothing in this Paragraph
                            --------    --------
     13 will prohibit a Person from instituting litigation to enforce any Final Arbitration Award. Except as otherwise provided in the Commercial Arbitration Rules of the American Arbitration Association as in effect from time to time (the "AAA Rules"), the arbitration procedures described in
                        ---------
     this Paragraph 13 and any Final Arbitration Award will be governed by, and will be enforceable pursuant to, the Uniform Arbitration Act as in effect in the Commonwealth of Massachusetts from time to time. "Person" for the
                                                              ------
     purposes of this Agreement means an individual, a partnership, a limited liability company, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization or any governmental entity.

          (b)  Notice of Arbitration. If a Person asserts that there exists a
               ---------------------
     Dispute, then such Person (the "Disputing Person") will give each other
                                     ----------------
     Person involved in such Dispute a written notice setting forth the nature of the asserted Dispute. If all such Persons do not resolve any such asserted Dispute prior to the 10th business day after such notice is given, then any of them may commence arbitration pursuant to this Paragraph 13 by giving each other Person involved in such Dispute a written notice to that effect (an "Arbitration Notice"), setting forth any matters which are
                 ------------------
     required to be set forth therein in accordance with the AAA Rules.

          (c)  Selection of Arbitrator. The Persons involved in any Dispute will
               -----------------------
     attempt to select a single arbitrator by mutual agreement. If no such arbitrator is selected prior to the 10th business day after the related Arbitration Notice is given, then an arbitrator which is experienced in matters of the type which are the subject matter of the Dispute will be selected in accordance with the AAA Rules.

          (d)  Conduct of Arbitration. The arbitration will be conducted in
               ----------------------
     Boston, Massachusetts under the AAA Rules, as modified by any written agreement among the Persons`involved in the Dispute in question. The arbitrator will conduct the arbitration in a manner so that the final result, determination, finding, judgment or award determined by the arbitrator (the "Final Arbitration Award") is made or rendered as soon as
                      -----------------------
     practicable, and the Persons involved will use reasonable efforts to cause a Final Arbitration Award to occur

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

     within 90 days after the arbitrator is selected. Any Final Arbitration Award will be final and binding upon all Persons and there will be no appeal from or reexamination of any Final Arbitration Award, except in the case of fraud, perjury or evident partiality or misconduct by the arbitrator prejudicing the rights of such Persons or to correct manifest clerical errors.

          (e)  Enforcement. A Final Arbitration Award may be enforced in any
               -----------
     state or federal court having jurisdiction over the subject matter of the related Dispute.

          (f)  Expenses. Each prevailing Person in any arbitration proceeding
               --------
     described in this Paragraph 13 will be entitled to recover from any non-prevailing Person(s) its reasonable attorneys' fees and disbursements and other out-of-pocket costs in addition to any damages or other remedies awarded to such prevailing Person, and the non-prevailing Person(s) also will be required to pay all other costs and expenses associated with the arbitration; provided that (i) if an arbitrator is unable to determine that
                  --------
     one or more Persons are prevailing Person(s) in any such arbitration proceeding, then such costs and expenses will be equitably allocated by such arbitrator upon the basis of the outcome of such arbitration proceeding, and (ii) if such arbitrator is unable to allocate such costs and expenses in such a manner, then the costs and expenses of such arbitration will be paid one-half by the Company, and the LLC, on the one hand, and one-half by Lammers, on the other hand, and each Person involved in such arbitration will pay the out-of-pocket expenses incurred by it. As part of any Final Arbitration Award, the arbitrator may designate the prevailing Person(s) for purposes of this Paragraph 13.



                             *   *   *   *   *   *

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.


                              /s/ Duane Lammers
                              -----------------------------------------
                              Duane Lammers

                              NEXSTAR BROADCASTING GROUP, INC.


                              By: /s/ Perry A. Sook
                                  -------------------------------------
                                  Perry A. Sook, President

ACCEPTED AND AGREED:


NEXSTAR BROADCASTING GROUP, L.L.C.


By: /s/ Perry A. Sook
    ---------------------------------
    Perry A. Sook, President

                                                               December 31, 1999


                      ELECTION TO INCLUDE STOCK IN GROSS
                    INCOME PURSUANT TO SECTION 83(b) OF THE
                             INTERNAL REVENUE CODE


          The undersigned purchased Class C-2 Interests (the "Interests"), of
                                                              ---------
Nexstar Broadcasting Group, L.L.C., a Delaware limited liability company (the "Company"), on the date hereof. Under certain circumstances, the Company has
 -------
the right to repurchase the Interests at cost from the undersigned (or from the holder of the Interests, if different from the undersigned) should the undersigned cease to be employed by Nexstar Broadcasting Group, Inc. (the "Employer"). Hence, the Interests are subject to a substantial risk of
 --------
forfeiture and are nontransferable. The undersigned desires to make an election to have the Interests taxed under the provision of Code (S)83(b) at the time the undersigned purchased the Interests.

          Therefore, pursuant to Code (S)83(b) and Treasury Regulation (S)1.83-2 promulgated thereunder, the undersigned hereby makes an election, with respect to the Interests (described below), to report as taxable income for calendar year 1999 the excess (if any) of the Interests' fair market value on the date hereof over the purchase price thereof.

          The following information is supplied in accordance with Treasury Regulation (S)1.83-2(e):

     1.   The name, address and social security number of the undersigned:

                    Duane Lammers
                    7920 Glouchester
                    Terre Haute, IN  47802
                    SSN:  ###-##-####

     2. A description of the property with respect to which the election is being made: 3,110 of the Company's Class C-2 Interests.

     3. The date on which the property was transferred: the date hereof. The taxable year for which such election is made: calendar 1999.

     4. The restrictions to which the property is subject: Until January 1, 2004, if the undersigned ceases to be employed by the Employer (except in certain circumstances) a certain portion of the Interests will be subject to repurchase by the Company at cost. If the undersigned ceases to be employed by the Employer (except for certain circumstances) prior to January 1, 2000,

                                      A-1
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then all of the Interests will be subject to repurchase by the Company at cost;
if such cessation of the undersigned's employment occurs prior to January 1, 2004, then not less than 25% of the Interests will be subject to repurchase by the Company at cost.

     5. The fair market value on the date hereof of the property with respect to which the election is being made, determined without regard to any lapse restrictions: $.3856 per Interest.

     6.   The amount paid for such property: $.3856 per Interest.

          A copy of this election has been furnished to the Secretary of the Company pursuant to Treasury Regulations (S)1.83-2(e)(7).


                                    /s/ Duane Lammers
                                    --------------------------------
                                    Duane Lammers

                                      A-2